                                 SMITH BARNEY
                             OREGON MUNICIPALS FUND

             CLASSIC SERIES o SEMI-ANNUAL REPORT o OCTOBER 31, 2002

[GRAPHIC OMITTED]
[SMITH BARNEY LOGO]



          NOT FDIC INSURED  o  NOT BANK GUARANTEED  o  MAY LOSE VALUE

[GRAPHIC OMITTED]
R. JAY
GERKEN

Chairman


[GRAPHIC OMITTED]
PETER M.
COFFEY

Vice President and
Investment Officer


DEAR SHAREHOLDER,

We are pleased to provide the semi-annual report for Smith Barney Oregon Municipals Fund ("Fund") for the period ended October 31, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report useful and informative.


SPECIAL NOTICE TO SHAREHOLDERS
Please note that R. Jay Gerken, a managing director of Salomon Smith Barney Inc., has been elected Chairman of the Board, President and Chief Executive Officer of the Fund replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. Previously, Jay managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.


PERFORMANCE UPDATE
For the six months ended October 31, 2002, the Fund's Class A shares, without sales charges, returned 3.46%. In comparison, the Lehman Brothers Municipal Bond Index(1) returned 4.73% for the same period.


INVESTMENT STRATEGY
The Smith Barney Oregon Municipals Fund seeks to provide Oregon investors with a high a level of dividend income exempt from regular federal income taxes and Oregon state personal income taxes as is consistent with prudent investment management and preservation of capital.(2) As a matter of fundamental policy, under normal market conditions, the Fund invests at least 80% of its assets in Oregon municipal securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes and Oregon state

-----------
1 The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index.
2 Please note a portion of the Fund's income may be subject to the ALTERNATIVE
  MINIMUM TAX ("AMT"). Capital gains, if any, are fully taxable. Please consult your personal tax adviser.


1   SMITH BARNEY OREGON MUNICIPALS FUND o 2002 Semi-Annual Report to
                                  Shareholders
personal income taxes. Oregon municipal securities include securities issued by the State of Oregon and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest, which are exempt from Oregon personal income taxes.


PORTFOLIO MANAGER MARKET AND FUND REVIEW
The last six months have been characterized by slow economic growth, disappointing corporate earnings and increased corporate governance concerns. Weaker economic reports in the latter part of the period raised fears of a "double-dip" recession, and many market participants called for the U.S. Federal Reserve Board ("Fed") to further reduce short-term interest rates in order to add more stimulus to the economy. Heightened geo-political risk and the potential for war in Iraq also weighed on the markets. Against this backdrop, equity markets plummeted, while the fixed-income markets staged a strong move that drove U.S. Treasury and municipal yields to four decade lows. After rallying for six months, municipal and other fixed income markets sold off sharply during October in response to a rebound in equity prices. After exhibiting extraordinary volatility for a couple of weeks in the middle of the month, the municipal debt market began showing signs of stabilizing at the new higher yield levels by the end of the reporting period.


In our opinion, due to different supply and demand characteristics, municipal securities did not quite keep up with U.S. Treasury returns. U.S. Treasury markets not only benefited from core reallocation trends out of equities by large institutional investors, but also from very strong demand from mortgage market investors who needed to lengthen the duration(3) of their holdings to offset the acceleration in prepayments as rates declined.


In the municipal market, lower rates fueled record high year-to-date new issue volume as many issuers took advantage of this opportunity to refinance. The municipal market also saw a sizeable increase in the volume of tobacco settlement asset securitization deals as many states and counties resorted to this form of financing to plug budget gaps arising from the weak economy. Despite strong demand, we believe this abundance of supply left many municipal securities at or near record cheap levels relative to U.S. Treasuries. Specifically, at the end of the period, municipal security yields(4) were over 90% of the yield available on compa-


-----------
3 Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
4 Municipal security yields as defined by the Bond Buyer's Municipal Bond
  Index, an index of yields for AA-rated and A-rated municipal bonds that is widely used by dealers to evaluate yields on new municipal bond issues. The Index is published in "The Bond Buyer", a daily publication specializing in fixed-income securities. Please note that an investor cannot invest directly in an index.


2   SMITH BARNEY OREGON MUNICIPALS FUND o 2002 Semi-Annual Report to
                                  Shareholders
rable maturity U.S. Treasuries across the yield curve(5) and by one measure, the Bond Buyer 25-Bond Revenue Bond Index,(6) yields on long term municipal securities were actually greater than the yield on 30-year U.S. Treasuries. Normally, the added value of tax-exemption allows municipals to trade at lower levels than comparable maturity U.S. Treasuries. The decline in rates also steepened the yield curve drastically. The yield on tax-free money funds was, in our opinion, exceptionally low, forcing investors who wanted a reasonable return to extend into longer maturities. Most of this demand was concentrated in the intermediate maturity range.


In keeping with the Fund's income objectives, we did not make major structural changes to the portfolio. However, as rates continued to decline we began to shift to a slightly more defensive posture by reducing the Fund's exposure to bonds with a longer maturity, which were selling at a discount, in favor of bonds with higher coupons and shorter call-adjusted(7) effective maturities.


Looking ahead, we expect economic growth to remain sluggish over at least the next few months. On November 6th, the Fed surprised most market participants with a 50 basis point(8) cut in the federal funds rate(9) instead of a widely expected 25 basis point reduction. This gave rise to worries that the Fed may be concerned about something more than the "soft spot" in the economy and possible conflicts with Iraq cited in their post-meeting statement. The markets responded with more turmoil as bonds rallied and equities faltered.


We think the Fed is likely to continue holding short-term interest rates at current low levels until there is solid evidence the economy is on sound footing for sustainable growth. In the long run, it is our view that the additional stimulus provided by the Fed and the Republican victory at the polls may be beneficial to the business climate and the economy. In the current environment, we believe municipal bonds will continue to provide good relative value.


-----------
5 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
6 The Bond Buyer 25-Bond Revenue Bond Index is the average yield on 25 revenue bonds rated "A1" by Moody's Investors Service, which is a nationally recognized credit rating agency. The Bond Buyer is a daily publication specializing in fixed income securities. Please note that an investor cannot invest directly in an index.
7 Adjusting for call refers to the consideration of whether or not a bond is callable prior to maturity and trading at a premium to face value when determining its effective maturity date.
8 A basis point is one one-hundredth (1/100 or 0.01) of one percent.
9 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.


3   SMITH BARNEY OREGON MUNICIPALS FUND o 2002 Semi-Annual Report to
                                  Shareholders

PORTFOLIO MANAGER OREGON ECONOMIC HIGHLIGHTS(10)
During the 1990's Oregon's economy experienced a period of exceptional growth. The population and per capita income grew faster than the national averages while corporate profitability also rose sharply. The economy diversified as high technology companies, particular those involved in semiconductor production, helped Oregon become increasingly connected to international markets. However, the rapid growth in jobs, wages and profits has slowed in recent years as Oregon's economy has stabilized. This slowdown is expected to reduce Oregon's rate of growth in both personal and corporate income taxes.


We expect exports in high tech, timber and agricultural products to improve. However, a global recession, a rise in energy prices or a U.S. stock market crash could hinder growth in the Oregon economy. Barring any such external adverse developments, the current outlook for the state's economy is for steady but modest growth.


Thank you for investing in the Smith Barney Oregon Municipals Fund. We look forward to continuing to help you meet your investment objectives.


Sincerely,



[GRAPHIC OMITTED]                        [GRAPHIC OMITTED]

/s/ R. Jay Gerken                        /s/ Peter M. Coffey
-----------------                        -------------------
R. Jay Gerken                            Peter M. Coffey
Chairman
                                         Vice President and
                                         Investment Officer


November 22, 2002


The information provided in this letter by the portfolio manager represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 10 through 14 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance and the portfolio manager's views are as of October 31, 2002 and are subject to change.

-----------
10 Source: The State of Oregon's "Budget in Brief" for 2001-03.


4   SMITH BARNEY OREGON MUNICIPALS FUND o 2002 Semi-Annual Report to
                                  Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES



                             NET ASSET VALUE
                         -----------------------
                          BEGINNING      END        INCOME     CAPITAL GAIN        TOTAL
PERIOD ENDED              OF PERIOD   OF PERIOD   DIVIDENDS   DISTRIBUTIONS     RETURNS(1)(2)
---------------------------------------------------------------------------------------------
10/31/02                  $  10.57    $  10.67     $  0.26       $  0.00            3.46%+
------------------------------------------------------------------------------------------
4/30/02                      10.33       10.57        0.54          0.00             7.67
------------------------------------------------------------------------------------------
4/30/01                      10.02       10.33        0.54          0.00             8.62
------------------------------------------------------------------------------------------
4/30/00                      10.87       10.02        0.50          0.02           (3.01)
------------------------------------------------------------------------------------------
4/30/99                      10.76       10.87        0.49          0.09             6.56
------------------------------------------------------------------------------------------
4/30/98                      10.27       10.76        0.52          0.00             9.97
------------------------------------------------------------------------------------------
4/30/97                      10.26       10.27        0.54          0.15             7.01
------------------------------------------------------------------------------------------
4/30/96                      10.09       10.26        0.54          0.06             7.70
------------------------------------------------------------------------------------------
Inception* - 4/30/95[+/+]     9.55       10.09        0.49          0.00           11.08+
------------------------------------------------------------------------------------------
Total                                              $  4.42       $  0.32
==========================================================================================


 HISTORICAL PERFORMANCE -- CLASS B SHARES




                             NET ASSET VALUE
                         -----------------------
                          BEGINNING      END        INCOME     CAPITAL GAIN        TOTAL
PERIOD ENDED              OF PERIOD   OF PERIOD   DIVIDENDS   DISTRIBUTIONS     RETURNS(1)(2)
---------------------------------------------------------------------------------------------
10/31/02                  $  10.52    $  10.61     $  0.24       $  0.00            3.10%+
--------------------------------------------------------------------------------------------
4/30/02                      10.29       10.52        0.50          0.00             7.21
--------------------------------------------------------------------------------------------
4/30/01                      10.00       10.29        0.50          0.00             8.06
--------------------------------------------------------------------------------------------
4/30/00                      10.85       10.00        0.45          0.02           (3.52)
--------------------------------------------------------------------------------------------
4/30/99                      10.75       10.85        0.44          0.09             5.94
--------------------------------------------------------------------------------------------
4/30/98                      10.26       10.75        0.47          0.00             9.43
--------------------------------------------------------------------------------------------
4/30/97                      10.25       10.26        0.49          0.15             6.48
--------------------------------------------------------------------------------------------
4/30/96                      10.09       10.25        0.49          0.06             7.09
--------------------------------------------------------------------------------------------
Inception* - 4/30/95[+/+]     9.55       10.09        0.45          0.00           10.59+
--------------------------------------------------------------------------------------------
Total                                              $  4.03       $  0.32
============================================================================================



5   SMITH BARNEY OREGON MUNICIPALS FUND o 2002 Semi-Annual Report to
                                  Shareholders

 HISTORICAL PERFORMANCE -- CLASS L SHARES



                           NET ASSET VALUE
                       -----------------------
                        BEGINNING      END        INCOME     CAPITAL GAIN        TOTAL
PERIOD ENDED            OF PERIOD   OF PERIOD   DIVIDENDS   DISTRIBUTIONS     RETURNS(1)(2)
-------------------------------------------------------------------------------------------
10/31/02                $  10.53    $  10.63     $  0.23       $  0.00            3.15%+
-------------------------------------------------------------------------------------------
4/30/02                    10.31       10.53        0.50          0.00             7.05
-------------------------------------------------------------------------------------------
4/30/01                    10.01       10.31        0.50          0.00             8.10
-------------------------------------------------------------------------------------------
4/30/00                    10.86       10.01        0.45          0.02           (3.55)
-------------------------------------------------------------------------------------------
4/30/99                    10.76       10.86        0.44          0.09             5.90
-------------------------------------------------------------------------------------------
4/30/98                    10.27       10.76        0.46          0.00             9.38
-------------------------------------------------------------------------------------------
4/30/97                    10.26       10.27        0.48          0.15             6.43
-------------------------------------------------------------------------------------------
Inception* - 4/30/96       10.28       10.26        0.47          0.06            4.99+
-------------------------------------------------------------------------------------------
Total                                            $  3.53       $  0.32
===========================================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.



 AVERAGE ANNUAL TOTAL RETURNS(2)



                                     WITHOUT SALES CHARGES(1)
                                ----------------------------------
                                 CLASS A     CLASS B      CLASS L
------------------------------------------------------------------
Six Months Ended 10/31/02+         3.46%       3.10%        3.15%
------------------------------------------------------------------
Year Ended 10/31/02                4.44        3.90         3.92
------------------------------------------------------------------
Five Years Ended 10/31/02          5.15        4.60         4.56
------------------------------------------------------------------
Inception* through 10/31/02        6.93        6.38         5.49
------------------------------------------------------------------


                                          WITH SALES CHARGES(3)
                                ------------------------------------------
                                   CLASS A         CLASS B        CLASS L
--------------------------------------------------------------------------
Six Months Ended 10/31/02+           (0.68)%         (1.40)%        1.10%
--------------------------------------------------------------------------
Year Ended 10/31/02                   0.24           (0.57)         1.88
--------------------------------------------------------------------------
Five Years Ended 10/31/02             4.29            4.43          4.35
--------------------------------------------------------------------------
Inception* through 10/31/02           6.41            6.38          5.36
--------------------------------------------------------------------------


6   SMITH BARNEY OREGON MUNICIPALS FUND o 2002 Semi-Annual Report to
                                  Shareholders

 CUMULATIVE TOTAL RETURNS(2)



                                         WITHOUT SALES CHARGES(1)
------------------------------------------------------------------
Class A (Inception* through 10/31/02)               76.04%[+/+]
------------------------------------------------------------------
Class B (Inception* through 10/31/02)               68.49[+/+]
------------------------------------------------------------------
Class L (Inception* through 10/31/02)                49.03
------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

 + Total return is not annualized, as it may not be representative of the total return for the year.

 * The inception dates for Class A, B and L shares are May 23, 1994, May 23, 1994 and May 16, 1995, respectively.

[+/+] Total return includes the effect of the cash contribution to capital from the investment adviser which was made on October 24, 1994. Without this cash contribution the total returns would have been as follows:

                                                             CLASS A        CLASS B
--------------------------------------------------------------------------------------
   Inception* through 4/30/95                                  6.23%         5.55%
--------------------------------------------------------------------------------------
   Inception* through 10/31/02:
   Average Annual Total Returns Without Sales Charges          6.63%         6.02%
--------------------------------------------------------------------------------------
   Average Annual Total Returns With Sales Charges             6.11          6.02
--------------------------------------------------------------------------------------
   Cumulative Total Returns (Inception* through 10/31/02)     71.93%        63.87%
--------------------------------------------------------------------------------------


7   SMITH BARNEY OREGON MUNICIPALS FUND o 2002 Semi-Annual Report to
                                  Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)

              VALUE OF $10,000 INVESTED IN CLASS A AND B SHARES OF
                    SMITH BARNEY OREGON MUNICIPALS FUND VS.
                     LEHMAN BROTHERS MUNICIPAL BOND INDEX+
--------------------------------------------------------------------------------
                            May 1994 -- October 2002


                      SB OREGON               SB OREGON         LEHMAN BROTHERS
                      Municipals             Municipals            Municipal
      Date          Class A Shares         Class B Shares          Bond Index
-------------------------------------------------------------------------------

     5/23/94             9,598                10,000                10,000
      4/95              10,662                11,059                10,574
      4/96              11,483                11,843                11,414
      4/97              12,288                12,610                12,172
      4/98              13,512                13,799                13,305
      4/99              14,398                14,620                14,230
      4/00              13,965                14,106                14,099
      4/01              15,169                15,242                15,561
      4/02              16,332                16,342                17,373
    10/31/02            16,897                16,849                18,194


+ Hypothetical illustration of $10,000 invested in Class A and B shares on May 23, 1994 (inception date), assuming deduction of the maximum 4.00% initial sales charge at the time of investment for Class A shares and the deduction of the maximum 4.50% CDSC for Class B shares, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2002. The Lehman Brothers Municipal Bond Index is a broad based, total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund's other class of shares may be greater or less than Class A and B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


      ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


* This figure includes the effect of the cash contribution to capital from the investment adviser.


8   SMITH BARNEY OREGON MUNICIPALS FUND o 2002 Semi-Annual Report to
                                  Shareholders

 PORTFOLIO HIGHLIGHTS (UNAUDITED)


                              PORTFOLIO BREAKDOWN*

[GRAPHIC OMITTED]

        8.5% Transportation                 0.3% Escrowed to Maturity
        3.9% Solid Waste                    2.0% Utilities
        1.6% Miscellaneous                  5.0% Water and Sewer
        4.8% Life Care Systems             20.9% Education
        1.4% Industrial Development         7.9% General Obligation
        4.9% Housing: Single-Family         9.6% Pre-Refunded
        2.3% Public Facilities             16.5% Hospitals
        8.3% Housing: Multi-Family          2.1% Finance


                   SUMMARY OF INVESTMENTS BY COMBINED RATINGS*



                              Standard &      Percentage of
    Moody's                    Poor's      Total Investments
------------      and/or  --------------- ------------------
     Aaa                          AAA               25.5%
     Aa                           AA                20.4
      A                            A                 5.2
     Baa                          BBB               10.4
     Ba                           BB                 1.8
     NR                           NR                36.7
                                              ----------
                                                   100.0%
                                              ==========


-----------
* As a percentage of total investments. All information is as of October 31, 2002. Please note that Fund holdings are subject to change.


9   SMITH BARNEY OREGON MUNICIPALS FUND o 2002 Semi-Annual Report to
                                  Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED)   OCTOBER 31, 2002


    FACE
   AMOUNT      RATING(a)                             SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------------
EDUCATION -- 20.9%
                           Clackamas County GO:
$ 500,000      AA           Canby School District No. 86, School Board Guaranty,
                             5.250% due 6/15/20                                           $  521,565
  500,000      Aaa*         Lake Oswego School District No. 7J, MBIA-Insured,
                             5.000% due 6/1/26                                               505,890
  300,000      Aaa*        Deschutes County GO, Administrative School District No. 1,
                            Series A, FSA-School Board Guaranty,
                            5.500% due 6/15/18                                               325,890
  850,000      AA          Forest Grove, Campus Improvement & Refunding Revenue,
                            Pacific University, Radian-Insured, 6.300% due 5/1/25            942,369
  500,000      AAA         Jackson County GO, Central Point School District No. 6,
                            FGIC-School Board Guaranty, 5.250% due 6/15/20                   520,645
  500,000      AAA         Jefferson County GO, School District No. 509J, FGIC-School
                            Board Guaranty, 5.250% due 6/15/16                               539,500
  600,000      BBB+        Multnomah County, Educational Facilities Revenue,
                            (University of Portland Project), 6.000% due 4/1/25              625,044
  500,000      AA          Multnomah County GO, Reynolds School District No. 7,
                            School Board Guaranty, 5.125% due 6/15/20                        515,955
  500,000      Aaa*        Multnomah-Clackamas Counties GO, Centennial School
                            District No. 28-302, FGIC-School Board Guaranty,
                            5.000% due 6/15/21                                               510,495
  800,000      BBB         Oregon State Facilities Authority Revenue, College Housing
                            Northwest Project, Series A, 5.300% due 10/1/22                  766,744
                           Oregon State Health, Housing, Educational & Cultural
                            Facilities Authority, Series A:
1,000,000      Baa1*         Linfield College Project, 6.625% due 10/1/20                  1,083,140
                             Western States Chiropractic, ACA-Insured:
  785,000      A              6.350% due 12/1/20                                             856,058
  545,000      A              6.350% due 12/1/25                                             584,551
  500,000      AAA         Tillamook County GO, School District No. 9, FSA-School
                            Board Guaranty, 5.250% due 6/15/22                               518,305
  500,000      A           University of the Virgin Islands, Refunding & Improvement
                            Bonds, Series A, ACA-Insured, 6.250% due 12/1/29                 539,830
  500,000      Aaa*        Washington County GO, Forest Grove School District No. 15,
                            FSA-School Board Guaranty, 5.000% due 6/15/21                    510,495
1,135,000      Aaa*        Washington, Multnomah & Yamhill Counties GO, School
                            District No. 1J, MBIA-Insured, 5.125% due 6/1/17               1,202,340
----------------------------------------------------------------------------------------------------
                                                                                          11,068,816
----------------------------------------------------------------------------------------------------
ESCROWED TO MATURITY -- 0.3%
  140,000      AAA         Puerto Rico Commonwealth, Aqueduct & Sewer Authority
                            Revenue, 10.250% due 7/1/09                                      179,627
----------------------------------------------------------------------------------------------------
FINANCE -- 2.1%
1,000,000      BBB-        Virgin Islands, Public Finance Authority Revenue, Series A,
                            Gross Receipts Taxes, 6.500% due 10/1/24                       1,113,370
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

10     SMITH BARNEY OREGON MUNICIPALS FUND o 2002 Semi-Annual Report to
                                  Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)             OCTOBER 31, 2002


    FACE
   AMOUNT      RATING(a)                               SECURITY                                  VALUE
---------------------------------------------------------------------------------------------------------
GENERAL OBLIGATION -- 7.9%
$ 500,000      AAA         Lane County, Bethel School District No. 52, FGIC-Insured,
                            6.400% due 12/1/09                                               $ 578,190
  500,000      NR          Northern Mariana Islands Commonwealth, Series A,
                            7.375% due 6/1/30                                                  519,455
  475,000      AA          Oregon State, Veterans Welfare, Series 80A,
                            5.700% due 10/1/32                                                 505,718
2,000,000      AAA         Puerto Rico Commonwealth, RITES-PA 931, XLCA-Insured,
                            9.136% due 7/1/17                                                2,559,840
------------------------------------------------------------------------------------------------------
                                                                                             4,163,203
------------------------------------------------------------------------------------------------------
HOSPITALS -- 16.5%
                           Clackamas County, Hospital Facility Authority Revenue:
  500,000      AA           Gross-Williamette Falls Hospital Project, Radian-Insured,
                             5.500% due 4/1/22                                                 525,445
                            Legacy Health System:
  500,000      AA            5.750% due 5/1/16                                                 542,695
1,000,000      AA            5.250% due 5/1/21                                               1,020,210
1,000,000      Baa2*        Williamette Falls Hospital Project, 6.000% due 4/1/19            1,019,750
1,000,000      AA          Hillsboro Hospital Facility Authority Revenue, (Tuality
                            Healthcare Project), Radian-Insured, 5.375% due 10/1/31          1,029,010
                           Klamath Falls, Inter-Community Hospital Authority Revenue:
  595,000      BBB          Gross-Merle West Medical Center Project,
                             7.100% due 9/1/24                                                 663,354
1,000,000      BBB          Merle West Medical Center Project, 6.250% due 9/1/31             1,029,210
                           Puerto Rico Industrial, Tourist, Educational, Medical &
                            Environmental Control Facilities Financing Authority,
                            Series A:
1,000,000      BBB-          Mennonite General Hospital Project,
                              5.625% due 7/1/27                                                805,750
  500,000      BBB-          Ryder Memorial Hospital Project, 6.700% due 5/1/24                502,300
                           Umatilla County, Hospital Facility Authority Revenue, Catholic
                            Health Initiatives, Series A:
1,000,000      AA            5.750% due 12/1/20                                              1,051,020
  500,000      AA            5.500% due 3/1/22                                                 504,490
------------------------------------------------------------------------------------------------------
                                                                                             8,693,234
------------------------------------------------------------------------------------------------------
HOUSING: MULTI-FAMILY -- 8.3%
  470,000      NR          Multi-Family Housing Revenue, Bond Pass Through
                            Certificates Beneficial Ownership, Pacific Tower
                            Apartments, Series 6, 6.050% due 11/1/34                           471,325
  215,000      A+          Oregon State Housing & Community Services Department,
                            Housing Finance Revenue, Assisted or Insured Multi-Unit,
                            Series A, FHA-Insured, 6.800% due 7/1/13                           218,032

                       SEE NOTES TO FINANCIAL STATEMENTS.

11   SMITH BARNEY OREGON MUNICIPALS FUND o 2002 Semi-Annual Report to
                                  Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)             OCTOBER 31, 2002


    FACE
   AMOUNT      RATING(a)                             SECURITY                                VALUE
-----------------------------------------------------------------------------------------------------
HOUSING: MULTI-FAMILY -- 8.3% (CONTINUED)
                           Portland Housing Authority, Multi-Family Revenue:
$ 500,000      Aa1*         Cherry Blossom Apartments, Series A,
                             GNMA-Collateralized, 6.100% due 12/20/26 (b)                $ 531,670
  850,000      Aa2*         Cherry Ridge Project, LOC-U.S. Bank Trust N.A.,
                             6.250% due 5/1/12 (b)                                         879,792
                           Washington County Housing Authority, Multi-Family
                            Revenue:
1,000,000      NR            Affordable Housing Pool, Series A, 6.125% due 7/1/29          992,760
1,000,000      Aa2*          Bethany Meadows Project, LOC-U.S. Bank N.A.,
                              6.250% due 8/1/13 (b)                                      1,049,000
  220,000      AAA           Terrace View Project, FNMA-Collateralized,
                              5.500% due 12/1/17 (b)                                       226,873
--------------------------------------------------------------------------------------------------
                                                                                         4,369,452
--------------------------------------------------------------------------------------------------
HOUSING: SINGLE-FAMILY -- 4.9%
                           Oregon State Housing & Community Services Department,
                            Mortgage Revenue, Single-Family Mortgage Program:
                             Series B:
  850,000      Aa2*           6.250% due 7/1/29 (b)                                        887,213
  330,000      Aa2*           Pool-Insured, 6.875% due 7/1/28                              336,352
  345,000      Aa2*          Series D, 6.500% due 7/1/24 (b)                               356,137
  500,000      Aa2*          Series F, 5.550% due 7/1/30                                   508,150
  295,000      AAA         Puerto Rico Housing Bank & Finance Agency, Single-Family
                            Mortgage Revenue, Affordable Housing Mortgage-
                            Portfolio I, GNMA/FNMA/FHLMC-Collateralized,
                            6.250% due 4/1/29 (b)                                          307,526
  210,000      AAA         Virgin Islands HFA, Single-Family Revenue Bonds, GNMA
                            Mortgage-Backed Securities Program, Series A,
                            GNMA-Collateralized, 6.450% due 3/1/16 (b)                     219,146
--------------------------------------------------------------------------------------------------
                                                                                         2,614,524
--------------------------------------------------------------------------------------------------
INDUSTRIAL DEVELOPMENT -- 1.4%
1,000,000      BB+         Oregon State EDR, Georgia-Pacific Corp., Series CLVII,
                            6.350% due 8/1/25 (b)                                          745,160
--------------------------------------------------------------------------------------------------
LIFE CARE SYSTEMS -- 4.8%
                           Clackamas County, Hospital Facility Authority Revenue:
2,000,000      NR           Mary's Woods at Marylhurst Inc., Sr. Living Facility,
                             Series A, 6.625% due 5/15/29 (c)                            2,055,600
  500,000      NR           Robison Jewish Home Project, 6.250% due 10/1/28                486,225
--------------------------------------------------------------------------------------------------
                                                                                         2,541,825
--------------------------------------------------------------------------------------------------
MISCELLANEOUS -- 1.6%
  300,000      NR          Lebanon Urban Renewal Agency, 5.500% due 6/1/14                 321,120
  500,000      A           Virgin Islands Public Finance Authority Revenue, Sr. Lien,
                            Series A, ACA/CBI-Insured, 5.500% due 10/1/18                  535,135
--------------------------------------------------------------------------------------------------
                                                                                           856,255
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

12   SMITH BARNEY OREGON MUNICIPALS FUND o 2002 Semi-Annual Report to
                                  Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)             OCTOBER 31, 2002


    FACE
   AMOUNT      RATING(a)                              SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------------
PRE-REFUNDED (C) -- 9.6%
$ 550,000      A2*         Oregon State Bond Bank Revenue, Economic Development
                            Department, Series 1, (Call 1/1/03 @ 102),
                            6.700% due 1/1/15                                              $ 565,251
                           Oregon State Department of Administrative Services, COP:
1,000,000      AAA          Refunding, Series C, (Call 5/1/12 @ 100),
                             5.250% due 11/1/17                                            1,074,180
  500,000      AAA          Series A, AMBAC-Insured, (Call 5/1/10 @ 101),
                             6.250% due 5/1/17                                               595,570
2,000,000      AAA          Series B, (Call 5/1/11 @ 101), 5.000% due 5/1/21               2,053,200
  430,000      NR          Oregon State Health, Housing, Educational & Cultural
                            Facilities Authority, Oak Tree Foundation Project, Series A,
                            (Call 5/1/05 @ 101), 6.100% due 5/1/15                           476,909
  300,000      AAA         Portland Housing Authority, Multi-Family Revenue, (Fairview
                            Woods Project), Series A, Sr. Lien, (Call 8/1/04 @ 100),
                            6.875% due 8/1/14                                                326,478
----------------------------------------------------------------------------------------------------
                                                                                           5,091,588
----------------------------------------------------------------------------------------------------
PUBLIC FACILITIES -- 2.3%
                           Oregon State Bond Bank Revenue:
  500,000      AAA          Economic & Community Development Department,
                             Series B, MBIA-Insured, 5.500% due 1/1/26                       524,045
   50,000      A2*          Economic Development Department, Series 1,
                             6.700% due 1/1/15                                                51,205
1,000,000      AAA         Puerto Rico Public Buildings Authority Revenue Guaranteed,
                            Convertible Capital Appreciation, Series D,
                            AMBAC-Insured, zero coupon bond due 7/1/31                       622,600
----------------------------------------------------------------------------------------------------
                                                                                           1,197,850
----------------------------------------------------------------------------------------------------
SOLID WASTE -- 3.9%
1,975,000      NR          Wasco County, Solid Waste Disposal Revenue, (Waste
                            Connections Inc. Project), 7.250% due 3/1/21 (b)               2,046,633
----------------------------------------------------------------------------------------------------
TRANSPORTATION -- 8.5%
                           Oregon State Department of Transportation, Highway User
                            Tax Revenue:
  500,000      AA+           5.375% due 11/15/20                                             526,785
                             Series A:
1,000,000      AA+            5.500% due 11/15/18                                          1,090,090
1,000,000      AA+            5.500% due 11/15/20                                          1,074,130
1,000,000      AAA         Port of Portland Airport Revenue, Portland International
                            Airport, Series B, AMBAC-Insured, 5.500% due 7/1/18 (b)        1,044,990
  500,000      BB-         Puerto Rico Port Authority Revenue, Special Facilities,
                            American Airlines Inc., Series A, 6.250% due 6/1/26 (b)          215,000
  500,000      AA+         Tri-County Metropolitan Transportation District Revenue,
                            Series A, 5.375% due 8/1/20                                      525,950
----------------------------------------------------------------------------------------------------
                                                                                           4,476,945
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

13   SMITH BARNEY OREGON MUNICIPALS FUND o 2002 Semi-Annual Report to
                                  Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)             OCTOBER 31, 2002


     FACE
    AMOUNT      RATING(a)                            SECURITY                                VALUE
------------------------------------------------------------------------------------------------------
UTILITIES -- 2.0%
$1,000,000      NR          Klamath Falls Electric Revenue, Klamath Cogeneration,
                             Sr. Lien, 6.000% due 1/1/25                                $   965,490
   100,000      NR          Western Generation Agency, Cogeneration Project Revenue,
                             (Wauna Cogeneration Project), Series B,
                             7.250% due 1/1/09 (b)                                          104,198
---------------------------------------------------------------------------------------------------
                                                                                          1,069,688
---------------------------------------------------------------------------------------------------
WATER AND SEWER -- 5.0%
   360,000      AA-         Clackamas County Service District No. 1, Sewer Revenue,
                             6.375% due 10/1/14                                             413,762
   500,000      AAA         Eugene Water Revenue, Utility System, FSA-Insured,
                             5.875% due 8/1/30                                              543,790
 1,000,000      AAA         Klamath Falls Wastewater Revenue, AMBAC-Insured,
                             5.500% due 6/1/25                                            1,046,550
   600,000      Aa3*        Port of Umatilla Water Revenue, LOC-ABN AMRO Bank N.V.,
                             6.650% due 8/1/22 (b)                                          640,704
---------------------------------------------------------------------------------------------------
                                                                                          2,644,806
---------------------------------------------------------------------------------------------------
                            TOTAL INVESTMENTS -- 100%
                            (Cost -- $50,787,028**)                                     $52,872,976
===================================================================================================

(a)   All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
(b)   Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.
(c)   Pre-Refunded bonds are escrowed with U.S. government securities and are considered by the investment adviser to be triple-A rated even if the issuer has not applied for new ratings.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 15 through 17 for definitions of ratings and certain security descriptions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

14   SMITH BARNEY OREGON MUNICIPALS FUND o 2002 Semi-Annual Report to
                                  Shareholders

 BOND RATINGS (UNAUDITED)


The definitions of the applicable rating symbols are set forth below:


Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA        --   Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA         --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A          --   Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB        --   Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB, B,     --   Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly
CCC,            speculative with respect to capacity to pay interest and repay principal in accordance with
CC              the terms of the obligation. "BB" represents the lowest degree of speculation and "C" the
and C           highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Caa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa     --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa      --   Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa"
             group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A       --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa     --   Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
B       --   Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa     --   Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

15    SMITH BARNEY OREGON MUNICIPALS FUND o 2002 Semi-Annual Report to
                                  Shareholders

Fitch IBCA, Duff & Phelps ("Fitch") -- Ratings from "BBB" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings with the major rating categories.

AAA     --   Bonds rated AAA by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.
BBB     --   Bonds rated BBB by Fitch currently have a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.
BB      --   Bonds rated BB by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.
NR      --   Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.

  SHORT-TERM SECURITY RATINGS (UNAUDITED)

SP-1       --   Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1        --   Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO)
                rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1     --   Moody's highest rating for issues having a demand feature -- VRDO.
P-1        --   Moody's highest rating for commercial paper and for VRDO prior to the advent of the
                VMIG 1 rating.

  SECURITY DESCRIPTIONS (UNAUDITED)




ABAG       --   Association of Bay Area
                Governments
ACA        --   American Capital Assurance
AIG        --   American International Guaranty
AMBAC      --   AMBAC Indemnity Corporation
BAN        --   Bond Anticipation Notes
BIG        --   Bond Investors Guaranty
CBI        --   Certificate of Bond Issuance
CGIC       --   Capital Guaranty Insurance
                Company
CHFCLI     --   California Health Facility
                Construction Loan Insurance
CONNIE     --   College Construction Loan
 LEE            Insurance Association
COP        --   Certificate of Participation
EDA        --   Economic Development
                Authority


EDR        --   Economic Development
                Revenue
ETM        --   Escrowed To Maturity
FGIC       --   Financial Guaranty Insurance
                Company
FHA        --   Federal Housing Administration
FHLMC      --   Federal Home Loan Mortgage
                Corporation
FLAIRS     --   Floating Adjustable Interest Rate
                Securities
FNMA       --   Federal National Mortgage
                Association
FRTC       --   Floating Rate Trust Certificates
FSA        --   Financing Security Assurance
GIC        --   Guaranteed Investment Contract
GNMA       --   Government National Mortgage
                Association



16     SMITH BARNEY OREGON MUNICIPALS FUND o 2002 Semi-Annual Report to
                                  Shareholders

GO         --   General Obligation
HDC        --   Housing Development
                Corporation
HFA        --   Housing Finance Authority
IDA        --   Industrial Development
                Authority
IDB        --   Industrial Development Board
IDR        --   Industrial Development Revenue
INFLOS     --   Inverse Floaters
ISD        --   Independent School District
LOC        --   Letter of Credit
MBIA       --   Municipal Bond Investors
                Assurance Corporation
MFH        --   Multi-Family Housing
MVRICS     --   Municipal Variable Rate Inverse
                Coupon Security
PCR        --   Pollution Control Revenue


PSF        --   Permanent School Fund
RAN        --   Revenue Anticipation Notes
RIBS       --   Residual Interest Bonds
RITES      --   Residual Interest Tax-Exempt
                Securities
TAN        --   Tax Anticipation Notes
TECP       --   Tax-Exempt Commercial Paper
TOB        --   Tender Option Bonds
TRAN       --   Tax and Revenue Anticipation
                Notes
SYCC       --   Structured Yield Curve
                Certificate
VA         --   Veterans Administration
VRDD       --   Variable Rate Daily Demand
VRWE       --   Variable Rate Wednesday
                Demand
XLCA       --   XL Capital Assurance Inc.

17     SMITH BARNEY OREGON MUNICIPALS FUND o 2002 Semi-Annual Report to
                                  Shareholders

 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)             OCTOBER 31, 2002


ASSETS:
  Investments, at value (Cost -- $50,787,028)                                     $52,872,976
  Interest receivable                                                                 993,811
  Receivable for securities sold                                                      703,546
  Receivable for Fund shares sold                                                     223,062
---------------------------------------------------------------------------------------------
  TOTAL ASSETS                                                                     54,793,395
---------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                                    497,306
  Payable to bank                                                                     388,853
  Payable to broker -- variation margin                                                24,063
  Management fee payable                                                               15,717
  Distribution fees payable                                                             8,787
  Accrued expenses                                                                      5,464
---------------------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                                   940,190
---------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                  $53,853,205
=============================================================================================
NET ASSETS:
  Par value of shares of beneficial interest                                      $     5,058
  Capital paid in excess of par value                                              52,639,084
  Overdistributed net investment income                                               (10,947)
  Accumulated net realized loss from security transactions and futures contracts     (767,121)
  Net unrealized appreciation of investments and futures contracts                  1,987,131
---------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                  $53,853,205
=============================================================================================
SHARES OUTSTANDING:
  Class A                                                                           2,570,735
---------------------------------------------------------------------------------------------
  Class B                                                                           1,599,420
---------------------------------------------------------------------------------------------
  Class L                                                                             887,628
---------------------------------------------------------------------------------------------
NET ASSET VALUE:
  Class A (and redemption price)                                                       $10.67
---------------------------------------------------------------------------------------------
  Class B *                                                                            $10.61
---------------------------------------------------------------------------------------------
  Class L **                                                                           $10.63
---------------------------------------------------------------------------------------------
MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
  Class A (net asset value plus 4.17% of net asset value per share)                    $11.11
---------------------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share)                    $10.74
=============================================================================================

 * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 4).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       SEE NOTES TO FINANCIAL STATEMENTS.

18   SMITH BARNEY OREGON MUNICIPALS FUND o 2002 Semi-Annual Report to
                                  Shareholders

 STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE SIX MONTHS ENDED OCTOBER 31, 2002

INVESTMENT INCOME:
  Interest                                                              $1,442,710
----------------------------------------------------------------------------------
EXPENSES:
  Distribution fees (Note 4)                                               101,203
  Investment advisory fee (Note 4)                                          76,555
  Administration fee (Note 4)                                               51,037
  Shareholder communications                                                28,578
  Audit and legal                                                           17,447
  Custody                                                                   12,287
  Trustees' fees                                                             6,453
  Shareholder and system servicing fees                                      5,559
  Registration fees                                                          1,644
  Other                                                                      2,185
----------------------------------------------------------------------------------
  TOTAL EXPENSES                                                           302,948
  Less: Investment advisory and administration fee waiver (Note 4)         (38,277)
----------------------------------------------------------------------------------
  NET EXPENSES                                                             264,671
----------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    1,178,039
----------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 5 AND 6):
  Realized Gain (Loss) From:
   Security transactions (excluding short-term securities)                 267,345
   Futures contracts                                                      (182,655)
----------------------------------------------------------------------------------
  NET REALIZED GAIN                                                         84,690
----------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments and Futures Contracts:
   Beginning of period                                                   1,712,663
   End of period                                                         1,987,131
----------------------------------------------------------------------------------
  INCREASE IN NET UNREALIZED APPRECIATION                                  274,468
----------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS AND FUTURES CONTRACTS                              359,158
----------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                                  $1,537,197
==================================================================================



                       SEE NOTES TO FINANCIAL STATEMENTS.

19   SMITH BARNEY OREGON MUNICIPALS FUND o 2002 Semi-Annual Report to
                                  Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS



FOR THE SIX MONTHS ENDED OCTOBER 31, 2002 (UNAUDITED)
AND THE YEAR ENDED APRIL 30, 2002
                                                                        OCTOBER 31         APRIL 30
----------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                              $ 1,178,039       $ 2,048,090
  Net realized gain (loss)                                                84,690          (184,754)
  Increase in net unrealized appreciation                                274,468         1,149,112
---------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS                               1,537,197         3,012,448
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
  Net investment income                                               (1,187,899)       (2,146,418)
---------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
   DISTRIBUTIONS TO SHAREHOLDERS                                      (1,187,899)       (2,146,418)
---------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                                    10,601,001        15,177,692
  Net asset value of shares issued for reinvestment of dividends         672,799         1,235,386
  Cost of shares reacquired                                           (4,947,577)       (7,053,936)
---------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS                  6,326,223         9,359,142
---------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS                                                 6,675,521        10,225,172
NET ASSETS:
  Beginning of period                                                 47,177,684        36,952,512
---------------------------------------------------------------------------------------------------
  END OF PERIOD*                                                     $53,853,205       $47,177,684
===================================================================================================
*   Includes overdistributed net investment income of:               $   (10,947)      $    (1,087)
===================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

20   SMITH BARNEY OREGON MUNICIPALS FUND o 2002 Semi-Annual Report to
                                  Shareholders

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. Significant Accounting Policies

Smith Barney Oregon Municipals Fund ("Fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.


The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and asked prices provided by an independent pricing service; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) direct expenses are charged to the Fund and each class; investment advisory, administration fees and general Fund expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At April 30, 2002, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, reclassifications were made from total paid-in capital to accumulated net realized gains and undistributed net investment income in the amounts of $5,261 and $701, respectively. Reclassifications were also made to paid-in capital from overdistributed net investment income in the amount of $73,278. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


21   SMITH BARNEY OREGON MUNICIPALS FUND o 2002 Semi-Annual Report to
                                  Shareholders

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This Guide is effective for financial statements issued for fiscal year beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund adopted this requirement effective May 1, 2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the six months ended October 31, 2002, interest income increased by $4,993, and the change in net unrealized appreciation of investments decreased by $4,993. In addition, on April 30, 2002, the Fund recorded adjustments to increase the cost of securities and increase accumulated undistributed net investment income by $12,933 to reflect the cumulative effect of this change up to the date of the adoption.


2. Fund Concentration
Since the Fund invests primarily in obligations of issuers within Oregon, it is subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting Oregon.


3. Exempt-Interest Dividends and Other Distributions
The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.


Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually. Additional taxable distributions may be made if necessary to avoid a Federal excise tax.


22   SMITH BARNEY OREGON MUNICIPALS FUND o 2002 Semi-Annual Report to
                                  Shareholders

4. Investment Advisory Agreement, Administration Agreement and Affiliated Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at an annual rate of 0.30% of the Fund's average daily net assets. This fee is calculated daily and paid monthly. SBFM waived $22,966 of its investment advisory fee for the six months ended October 31, 2002.


SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly. SBFM waived $15,311 of its administration fee for the six months ended October 31, 2002.


Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the six months ended October 31, 2002, the Fund paid transfer agent fees of $6,413 to CTB.


Salomon Smith Barney Inc. ("SSB") and certain other broker-dealers continue to sell Fund shares to the public as members of the selling group.


There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.


23   SMITH BARNEY OREGON MUNICIPALS FUND o 2002 Semi-Annual Report to
                                  Shareholders

For the six months ended October 31, 2002, SSB received sales charges of $25,000 and $38,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the six months ended October 31, 2002, CDSCs paid to SSB were approximately $13,000 and $4,000 for Class B and L shares, respectively.


Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.15% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to its Class B and L shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets for each class, respectively.


For the six months ended October 31, 2002, total Distribution Plan fees incurred were:

                            CLASS A     CLASS B      CLASS L
-------------------------------------------------------------
Distribution Plan Fees     $19,970     $54,653      $26,580
-----------------------------------------------------------

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates.


5. Investments
During the six months ended October 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:


-------------------------
Purchases     $10,830,374
-------------------------
Sales           4,725,006
-------------------------

At October 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:


---------------------------------------------
Gross unrealized appreciation      $2,642,646
Gross unrealized depreciation        (556,698)
---------------------------------------------
Net unrealized appreciation        $2,085,948
=============================================


24   SMITH BARNEY OREGON MUNICIPALS FUND o 2002 Semi-Annual Report to
                                  Shareholders

6. Futures Contracts
Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.


The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).


At October 31, 2002, the Fund had the following open futures contracts:


                             # OF                         BASIS           MARKET        UNREALIZED
                          CONTRACTS     EXPIRATION        VALUE           VALUE            LOSS
---------------------------------------------------------------------------------------------------
TO SELL:
10 year, 6.000%
  U.S. Treasury Bond          55           12/02       $5,987,277      $6,086,094        $ (98,817)
---------------------------------------------------------------------------------------------------

7. Capital Loss Carryforward
At April 30, 2002, the Fund had, for Federal income tax purposes, approximately $518,000 of unused capital loss carryforwards available to offset future capital gains, if any. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on April 30, of the year indicated:


                             2008          2009
--------------------------------------------------
Carryforward amounts      $279,000      $239,000
--------------------------------------------------


25   SMITH BARNEY OREGON MUNICIPALS FUND o 2002 Semi-Annual Report to
                                  Shareholders

8. Shares of Beneficial Interest
At October 31, 2002, the Fund had an unlimited number of shares of beneficial interest authorized with par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.


Transactions in shares of each class were as follows:


                                         SIX MONTHS ENDED                     YEAR ENDED
                                         OCTOBER 31, 2002                   APRIL 30, 2002
                                        -------------------------   -------------------------------
                                      SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------------
CLASS A
Shares sold                           393,011      $  4,226,422         873,637      $  9,190,985
Shares issued on reinvestment          32,547           349,010          54,030           570,859
Shares reacquired                    (139,838)       (1,498,843)       (255,125)       (2,698,019)
-------------------------------------------------------------------------------------------------
Net Increase                          285,720      $  3,076,589         672,542      $  7,063,825
=================================================================================================
CLASS B
Shares sold                           235,379      $  2,517,260         319,587      $  3,369,948
Shares issued on reinvestment          20,219           215,447          49,219           517,648
Shares reacquired                    (273,823)       (2,901,188)       (360,873)       (3,794,561)
-------------------------------------------------------------------------------------------------
Net Increase (Decrease)               (18,225)     $   (168,481)          7,933      $     93,035
=================================================================================================
CLASS L
Shares sold                           358,962      $  3,857,319         248,019      $  2,616,759
Shares issued on reinvestment          10,142           108,342          13,950           146,879
Shares reacquired                     (51,309)         (547,546)        (53,470)         (561,356)
-------------------------------------------------------------------------------------------------
Net Increase                          317,795      $  3,418,115         208,499      $  2,202,282
=================================================================================================

26   SMITH BARNEY OREGON MUNICIPALS FUND o 2002 Semi-Annual Report to
                                  Shareholders

 FINANCIAL HIGHLIGHTS


For a share of each class of beneficial interest outstanding throughout each year ended April 30, unless otherwise noted:




CLASS A SHARES                            2002(1)(2)       2002(2)       2001(2)       2000(2)       1999(2)       1998
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                       $10.57         $10.33        $10.02       $ 10.87       $10.76        $10.27
---------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)(4)                 0.27           0.53          0.54          0.51         0.49          0.53
  Net realized and unrealized
   gain (loss)                                0.09           0.25          0.31         (0.84)        0.20          0.48
--------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           0.36           0.78          0.85         (0.33)        0.69          1.01
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                      (0.26)         (0.54)        (0.54)        (0.50)       (0.49)        (0.52)
  Net realized gains                            --             --            --         (0.02)       (0.09)           --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                          (0.26)         (0.54)        (0.54)        (0.52)       (0.58)        (0.52)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $10.67         $10.57        $10.33        $10.02       $10.87        $10.76
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                  3.46%++        7.67%         8.62%        (3.01)%       6.56%         9.97%
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)           $27,442        $24,163       $16,657       $14,272      $15,994       $12,371
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)                                 0.76%+         0.77%         0.82%         0.83%        0.87%         0.65%
  Net investment income(4)                    4.93+          4.98          5.23          5.02         4.49          4.96
--------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                         10%            20%           35%           81%          28%           49%
--------------------------------------------------------------------------------------------------------------------------

(1)   For the six months ended October 31, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) The investment adviser and administrator waived all or part of their fees for the six months ended October 31, 2002 and the five years ended April 30, 2002. If such fees were not waived and expenses were not reimbursed, the per share effect on the net investment income and the ratios of expenses to average net assets would have been as follows:



                                  PER SHARE DECREASES
                                TO NET INVESTMENT INCOME
            ----------------------------------------------------------------
             2002(1)     2002       2001       2000       1999       1998
            --------- ---------- ---------- ---------- ---------- ----------
  Class A   $ 0.01      $ 0.02     $ 0.02     $ 0.02     $ 0.01     $ 0.05



                                      EXPENSE RATIOS
                                    WITHOUT FEE WAIVERS
                                    AND REIMBURSEMENTS
            -------------------------------------------------------------------
               2002(1)      2002       2001       2000       1999       1998
            ------------ ---------- ---------- ---------- ---------- ----------
  Class A      0.91%+       0.92%      0.97%      0.98%      0.99%      1.12%

(4)   Without the adoption of the change in the accounting method discussed in
      Note 1 to the financial statements, for the six months ended October 31, 2002, the annualized ratio of net investment income to average net assets would have been 4.92%. Per share, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income was less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +    Annualized.


27   SMITH BARNEY OREGON MUNICIPALS FUND o 2002 Semi-Annual Report to
                                  Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended April 30, unless otherwise noted:



CLASS B SHARES                            2002(1)(2)       2002(2)       2001(2)        2000(2)      1999(2)         1998
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD                        $10.52         $10.29        $10.00         $10.85       $10.75        $10.26
----------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)(4)                 0.23           0.47          0.48           0.46         0.43          0.48
  Net realized and unrealized
   gain (loss)                                0.10           0.26          0.31          (0.84)        0.20          0.48
----------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           0.33           0.73          0.79          (0.38)        0.63          0.96
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                      (0.24)         (0.50)        (0.50)         (0.45)       (0.44)        (0.47)
  Net realized gains                            --             --            --          (0.02)       (0.09)           --
----------------------------------------------------------------------------------------------------------------------------
Total Distributions                          (0.24)         (0.50)        (0.50)         (0.47)       (0.53)        (0.47)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $10.61         $10.52        $10.29         $10.00       $10.85        $10.75
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                  3.10%++        7.21%         8.06%         (3.52)%       5.94%         9.43%
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)           $16,975        $17,014       $16,572        $16,199      $19,833       $16,691
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)                                 1.34%+         1.29%         1.35%          1.35%        1.39%         1.17%
  Net investment income(4)                    4.27+          4.46          4.72           4.49         3.97          4.44
----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                         10%            20%           35%            81%          28%           49%
----------------------------------------------------------------------------------------------------------------------------

(1)   For the six months ended October 31, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) The investment adviser and administrator waived all or part of their fees for the six months ended October 31, 2002 and the five years ended April 30, 2002. If such fees were not waived and expenses were not reimbursed, the per share effect on the net investment income and the ratios of expenses to average net assets would have been as follows:



                                  PER SHARE DECREASES
                                TO NET INVESTMENT INCOME
            ----------------------------------------------------------------
             2002(1)     2002       2001       2000       1999       1998
            --------- ---------- ---------- ---------- ---------- ----------
  Class B    $ 0.01     $ 0.02     $ 0.02     $ 0.02     $ 0.01     $ 0.05



                                      EXPENSE RATIOS
                                    WITHOUT FEE WAIVERS
                                    AND REIMBURSEMENTS
            -------------------------------------------------------------------
               2002(1)      2002       2001       2000       1999       1998
            ------------ ---------- ---------- ---------- ---------- ----------
  Class B      1.49%+       1.44%      1.49%      1.49%      1.51%      1.63%

(4)   Without the adoption of the change in the accounting method discussed in
      Note 1 to the financial statements, for the six months ended October 31, 2002, the annualized ratio of net investment income to average net assets would have been 4.26%. Per share, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income was less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +    Annualized.


28   SMITH BARNEY OREGON MUNICIPALS FUND o 2002 Semi-Annual Report to
                                  Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended April 30, unless otherwise noted:



CLASS L SHARES                            2002(1)(2)       2002(2)       2001(2)       2000(2)      1999(2)(3)       1998
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD                        $10.53         $10.31        $10.01         $10.86        $10.76        $10.27
---------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(4)(5)                 0.23           0.46          0.48           0.46          0.43          0.47
  Net realized and unrealized
   gain (loss)                                0.10           0.26          0.32          (0.84)         0.20          0.48
---------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           0.33           0.72          0.80          (0.38)         0.63          0.95
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                      (0.23)         (0.50)        (0.50)         (0.45)        (0.44)        (0.46)
  Net realized gains                            --             --            --          (0.02)        (0.09)           --
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                          (0.23)         (0.50)        (0.50)         (0.47)        (0.53)        (0.46)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $10.63         $10.53        $10.31         $10.01        $10.86        $10.76
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                  3.15%++        7.05%         8.10%         (3.55)%        5.90%         9.38%
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)            $9,436         $6,001        $3,724         $2,997        $3,157        $2,110
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)                                 1.34%+         1.35%         1.39%          1.39%         1.43%         1.21%
  Net investment income(5)                    4.31+          4.39          4.67           4.46          3.94          4.39
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                         10%            20%           35%            81%           28%           49%
---------------------------------------------------------------------------------------------------------------------------

(1)   For the six months ended October 31, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)   On June 12, 1998, Class C shares were renamed Class L shares.
(4) The investment adviser and administrator waived all or part of their fees for the six months ended October 31, 2002 and the five years ended April 30, 2002. If such fees were not waived and expenses were not reimbursed, the per share effect on the net investment income and the ratios of expenses to average net assets would have been as follows:



                                  PER SHARE DECREASES
                                TO NET INVESTMENT INCOME
            ----------------------------------------------------------------
             2002(1)     2002       2001       2000       1999       1998
            --------- ---------- ---------- ---------- ---------- ----------
  Class L    $ 0.01     $ 0.02     $ 0.02     $ 0.02     $ 0.01     $ 0.04



                                      EXPENSE RATIOS
                                    WITHOUT FEE WAIVERS
                                    AND REIMBURSEMENTS
            -------------------------------------------------------------------
               2002(1)      2002       2001       2000       1999       1998
            ------------ ---------- ---------- ---------- ---------- ----------
  Class L      1.49%+      1.50%      1.54%      1.53%      1.55%      1.67%

(5)   Without the adoption of the change in the accounting method discussed in
      Note 1 to the financial statements, for the six months ended October 31, 2002, the annualized ratio of net investment income to average net assets would have been 4.30%. Per share, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income was less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +    Annualized.


29   SMITH BARNEY OREGON MUNICIPALS FUND o 2002 Semi-Annual Report to
                                  Shareholders

     SMITH BARNEY
 OREGON MUNICIPALS FUND

     TRUSTEES
     Herbert Barg
     Alfred J. Bianchetti
     Dwight B. Crane
     Burt N. Dorsett
     R. Jay Gerken,
      Chairman
     Elliott S. Jaffe
     Stephen E. Kaufman
     Joseph J. McCann
     Cornelius C. Rose, Jr.


     OFFICERS
     R. Jay Gerken,
     President and
     Chief Executive Officer


     Lewis E. Daidone
     Senior Vice President
     and Chief Administrative
     Officer


     Richard L. Peteka
     Chief Financial Officer
     and Treasurer


     Peter M. Coffey
     Vice President and
     Investment Officer


     Kaprel Ozsolak
     Controller


     Christina T. Sydor
     Secretary

INVESTMENT ADVISER
Smith Barney Fund
 Management LLC


DISTRIBUTOR
Salomon Smith Barney Inc.


CUSTODIAN
State Street Bank and
  Trust Company


TRANSFER AGENT
Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
New York, New York 10004


SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

    SMITH BARNEY OREGON MUNICIPALS FUND
--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of Smith Barney Oregon Municipals Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after January 31, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.


SMITH BARNEY OREGON MUNICIPALS FUND

Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004


For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.



WWW.SMITHBARNEY.COM/MUTUALFUNDS








SALOMONSMITHBARNEY
A member of citigroup
[GRAPHIC OMITTED]



Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


FD0820 12/02                                                           02-4159